                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 2000


I.    Reconciliation of Collection Account:
        End of Period Collection Account Balance as of Prior Payment Date:                                             622,667.58
        Available Funds:
               Contract Payments due and received in this period                                                     3,567,108.38
               Contract Payments due in prior period(s) and received in this period                                    365,481.52
               Contract Payments received in this period for next period                                                83,782.02
               Sales, Use and Property Tax payments received                                                           186,739.91
               Prepayment Amounts related to early termination in this period                                          355,793.74
               Servicer Advance                                                                                        472,849.01
               Proceeds received from recoveries on previously Defaulted Contracts                                           0.00
               Transfer from Reserve Account                                                                            10,552.93
               Interest earned on Collection Account                                                                    12,733.13
               Interest earned on Affiliated Account                                                                     9,398.58
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section
                 5.03                                                                                                        0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
                 contract < Predecessor contract)                                                                            0.00
               Amounts paid under insurance policies                                                                         0.00
               Maintenance, Late Charges and any other amounts                                                               0.00

                                                                                                                    -------------
        Total Available Funds                                                                                        5,687,106.80
        Less: Amounts to be Retained in Collection Account                                                             461,950.76
                                                                                                                    -------------
        Amount to be Distributed                                                                                     5,225,156.04
                                                                                                                    =============




        Distribution of Funds:
               1.   To Trustee -  Fees                                                                                       0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                         365,481.52
               3.   To Noteholders (For Servicer Report immediately following the Final Additional
                      Closing Date)
                        a) Class A1 Principal and Interest                                                                   0.00
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                       3,808,030.20
                        a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                  182,832.00
                        b) Class B Principal and Interest                                                               91,813.51
                        c) Class C Principal and  Interest                                                             104,454.72
                        d) Class D Principal and Interest                                                              107,150.51
                        e) Class E Principal and Interest                                                              112,515.67

               4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                  0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                  34,566.57
                        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                146,032.06
                        c) Reserve Account Distribution (Provided no Restricting or Amortization
                             Event in effect)                                                                           10,552.93
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
                      Other Amounts                                                                                    208,871.62
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                        52,854.73
                                                                                                                    -------------
        Total Funds Distributed                                                                                      5,225,156.04
                                                                                                                    =============

                                                                                                                    -------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event                     461,950.76
          Funds (if any)}                                                                                           =============

II.    Reserve Account

Beginning Balance                                                                                                   $2,182,541.24
         - Add Investment Earnings                                                                                      10,552.93
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                    0.00
         - Less Distribution to Certificate Account                                                                     10,552.93
                                                                                                                    -------------
End of period balance                                                                                               $2,182,541.24
                                                                                                                    =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $2,182,541.24
                                                                                                                    =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 2000

III.   Class A Note Principal Balance
Beginning Principal Balance of the Class A Notes
                 Pool A                                                                99,837,924.33
                 Pool B                                                                23,489,415.65
                                                                                       --------------
                                                                                                               123,327,339.98

Class A Overdue Interest, if any                                                                0.00
Class A Monthly Interest - Pool A                                                         472,321.77
Class A Monthly Interest - Pool B                                                         111,125.73

Class A Overdue Principal, if any                                                               0.00
Class A Monthly Principal - Pool A                                                      2,175,004.30
Class A Monthly Principal - Pool B                                                      1,232,410.40
                                                                                       --------------
                                                                                                                 3,407,414.70
Ending Principal Balance of the Class A Notes
                 Pool A                                                                97,662,920.03
                 Pool B                                                                22,257,005.25
                                                                                       --------------          --------------
                                                                                                               119,919,925.28
                                                                                                               ==============


-------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $190,972,000   Original Face $190,972,000       Balance Factor
     $ 3.055147                     $ 17.842483                  62.794507%
-------------------------------------------------------------------------------


IV.   Class A Note Principal Balance


Beginning Principal Balance of the Class A Notes
                 Class A1                                                                       0.00
                 Class A2                                                              85,237,339.98
                 Class A3                                                              38,090,000.00
                                                                                       --------------
                                                                                                               123,327,339.98
Class A Monthly Interest
                 Class A1 (Actual Number Days/360)                                              0.00
                 Class A2                                                                 400,615.50
                 Class A3                                                                 182,832.00

Class A Monthly Principal
                 Class A1                                                                       0.00
                 Class A2                                                               3,407,414.70
                 Class A3                                                                       0.00
                                                                                       --------------
                                                                                                                 3,407,414.70
Ending Principal Balance of the Class A2 Notes
                 Class A1                                                                       0.00
                 Class A2                                                              81,829,925.28
                 Class A3                                                              38,090,000.00
                                                                                       --------------          --------------
                                                                                                               119,919,925.28
                                                                                                               ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 2000


V.   Class B Note Principal Balance

       Beginning Principal Balance of the Class B Notes
                            Pool A                                                       2,281,954.75
                            Pool B                                                         536,881.58
                                                                                         -------------
                                                                                                                 2,818,836.33

       Class B Overdue Interest, if any                                                          0.00
       Class B Monthly Interest - Pool A                                                    11,276.66
       Class B Monthly Interest - Pool B                                                     2,653.09
       Class B Overdue Principal, if any                                                         0.00
       Class B Monthly Principal - Pool A                                                   49,714.38
       Class B Monthly Principal - Pool B                                                   28,169.38
                                                                                         -------------
                                                                                                                    77,883.76
       Ending Principal Balance of the Class B Notes
                            Pool A                                                       2,232,240.37
                            Pool B                                                         508,712.20
                                                                                         -------------
                                                                                                                 ------------
                                                                                                                 2,740,952.57
                                                                                                                 ============

       -------------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
       Original Face $4,365,000    Original Face $4,365,000          Balance Factor
             $ 3.191237                  $ 17.842786                    62.793873%
       -------------------------------------------------------------------------------


VI.   Class C Note Principal Balance
       Beginning Principal Balance of the Class C Notes
                            Pool A                                                      2,567,443.15
                            Pool B                                                        604,077.73
                                                                                        -------------
                                                                                                                 3,171,520.88

       Class C Overdue Interest, if any                                                         0.00
       Class C Monthly Interest - Pool A                                                   13,628.84
       Class C Monthly Interest - Pool B                                                    3,206.65
       Class C Overdue Principal, if any                                                        0.00
       Class C Monthly Principal - Pool A                                                  55,928.68
       Class C Monthly Principal - Pool B                                                  31,690.55
                                                                                        -------------
                                                                                                                    87,619.23
       Ending Principal Balance of the Class C Notes
                            Pool A                                                      2,511,514.47
                            Pool B                                                        572,387.18
                                                                                        -------------            ------------
                                                                                                                 3,083,901.65
                                                                                                                 ============

       -------------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
       Original Face $4,910,955    Original Face $4,910,955          Balance Factor
              $ 3.428150                 $ 17.841587                    62.796374%
       -------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 2000


VII.   Class D Note Principal Balance

       Beginning Principal Balance of the Class D Notes
                            Pool A                                                      2,567,443.15
                            Pool B                                                        604,077.73
                                                                                        ------------
                                                                                                                 3,171,520.88

       Class D Overdue Interest, if any                                                         0.00
       Class D Monthly Interest - Pool A                                                   15,811.17
       Class D Monthly Interest - Pool B                                                    3,720.11
       Class D Overdue Principal, if any                                                        0.00
       Class D Monthly Principal - Pool A                                                  55,928.68
       Class D Monthly Principal - Pool B                                                  31,690.55
                                                                                        ------------
                                                                                                                    87,619.23
       Ending Principal Balance of the Class D Notes
                            Pool A                                                      2,511,514.47
                            Pool B                                                        572,387.18
                                                                                        ------------
                                                                                                                 ------------
                                                                                                                 3,083,901.65
                                                                                                                 ============

       -------------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
       Original Face $4,910,955    Original Face $4,910,955          Balance Factor
              $ 3.977084                 $ 17.841587                    62.796374%
       -------------------------------------------------------------------------------


VIII.  Class E Note Principal Balance
       Beginning Principal Balance of the Class E Notes
                            Pool A                                                      2,567,443.15
                            Pool B                                                        604,077.73
                                                                                        ------------
                                                                                                                 3,171,520.88

       Class E Overdue Interest, if any                                                         0.00
       Class E Monthly Interest - Pool A                                                   20,154.43
       Class E Monthly Interest - Pool B                                                    4,742.01
       Class E Overdue Principal, if any                                                        0.00
       Class E Monthly Principal - Pool A                                                  55,928.68
       Class E Monthly Principal - Pool B                                                  31,690.55
                                                                                        ------------
                                                                                                                    87,619.23
       Ending Principal Balance of the Class E Notes
                            Pool A                                                      2,511,514.47
                            Pool B                                                        572,387.18
                                                                                        ------------
                                                                                                                 ------------
                                                                                                                 3,083,901.65
                                                                                                                 ============

       -------------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
       Original Face $4,910,955    Original Face $4,910,955          Balance Factor
             $ 5.069572                  $ 17.841587                    62.796374%
       -------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 2000


       IX.   Issuers Residual Principal Balance

              Beginning Residual Principal Balance
                                   Pool A                                               4,278,579.04
                                   Pool B                                               1,006,622.64
                                                                                        ------------
                                                                                                                 5,285,201.68

              Residual Interest - Pool A                                                   27,941.38
              Residual Interest - Pool B                                                    6,625.19
              Residual Principal - Pool A                                                  93,214.47
              Residual Principal - Pool B                                                  52,817.59
                                                                                        ------------
                                                                                                                   146,032.06
              Ending Residual Principal Balance
                                   Pool A                                               4,185,364.57
                                   Pool B                                                 953,805.05
                                                                                        ------------             ------------
                                                                                                                 5,139,169.62
                                                                                                                 ============


       X.   Payment to Servicer

               - Collection period Servicer Fee                                                                     52,854.73
               - Servicer Advances reimbursement                                                                   365,481.52
               - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                   208,871.62
                                                                                                                 ------------
              Total amounts due to Servicer                                                                        627,207.87
                                                                                                                 ============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 2000


XI.   Aggregate Discounted Contract Balance

Pool A
         Aggregate Discounted Contract Balance, as defined in Indenture
            Agreement, at the beginning of the related Collection Period                                       114,100,787.63

         Aggregate Discounted Contract Balance of Additional Contracts acquired
            during Collection Period                                                                                     0.00

         Decline in Aggregate Discounted Contract Balance                                                        2,485,719.20

         Aggregate Discounted Contract Balance, as defined in Indenture                                        --------------
            Agreement, at the ending of the related Collection Period                                          111,615,068.43
                                                                                                               ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances            2,356,903.29

             - Principal portion of Prepayment Amounts                                    128,815.91

             - Principal portion of Contracts repurchased under Indenture
                 Agreement Section 4.02                                                         0.00

             - Aggregate Discounted Contract Balance of Contracts that have
                 become Defaulted Contracts during the Collection Period                        0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts
                 added during Collection Period                                                 0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts
                 withdrawn during Collection Period                                             0.00

                                                                                        ------------
                        Total Decline in Aggregate Discounted Contract Balance          2,485,719.20
                                                                                        ============


Pool B
         Aggregate Discounted Contract Balance, as defined in Indenture
           Agreement, at the beginning of the related Collection Period                                         26,845,152.92

         Aggregate Discounted Contract Balance of Additional Contracts acquired
           during Collection Period                                                                                      0.00

         Decline in Aggregate Discounted Contract Balance                                                        1,408,469.03

         Aggregate Discounted Contract Balance, as defined in Indenture                                         -------------
            Agreement, at the ending of the related Collection Period                                           25,436,683.89
                                                                                                                =============


         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances            1,183,090.04

             - Principal portion of Prepayment Amounts                                    225,378.99

             - Principal portion of Contracts repurchased under Indenture
                 Agreement Section 4.02                                                         0.00

             - Aggregate Discounted Contract Balance of Contracts that have
                 become Defaulted Contracts during the Collection Period                        0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts
                 added during Collection Period                                                 0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts
                 withdrawn during Collection Period                                             0.00

                                                                                        ------------
                        Total Decline in Aggregate Discounted Contract Balance          1,408,469.03
                                                                                        ============

                                                                                                               --------------
Aggregate Discounted Contract Balance at the end of the related Collection Period                              137,051,752.32
                                                                                                               ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 2000



XIII.   Cumulative Detail of Substituted Contracts - Prepayments

        Pool A                                                                                                     Predecessor
                                                                                 Discounted        Predecessor     Discounted
        Lease #         Lessee Name                                              Present Value     Lease #         Present Value
        -----------------------------------------------------------              -------------     ------------    ---------------
                        NONE










                                                                                 -------------                     ---------------
                                                                   Totals:             $0.00                       $          0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $          0.00
        b) ADCB OF POOL A AT CLOSING DATE                                                                          $161,410,790.25
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                 $0.00

Change in any of the above detail during the related Collection Period
                                                                YES     NO  X
                                                                ---     -----


        Pool B                                                                                                     Predecessor
                                                                                 Discounted        Predecessor     Discounted
        Lease #         Lessee Name                                              Present Value     Lease #         Present Value
        -----------------------------------------------------------              -------------     ------------    ---------------
                        NONE









                                                                                 -------------                     ---------------
                                                                   Totals:             $0.00                       $          0.00


        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $          0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                                          $ 56,843,333.29
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY
           APPROVES)                                                                                                          0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE
        SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                                YES     NO  X
                                                                ---     -----

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        Pool A - Non-Performing                                                                                    Predecessor
                                                                                 Discounted        Predecessor     Discounted
        Lease #         Lessee Name                                              Present Value     Lease #         Present Value
        -----------------------------------------------------------              -------------     ------------    ---------------
        1097-507    ADVANCED HEALTHCARE RESOURCES                                $159,644.40         1778-001      $     48,984.23
        1238-501    WILLIAM F SKINNER, M.D.                                      $174,282.67         1777-001      $    325,671.26
        1505-005    NYDIC MEDICAL VENTURES VII, LLC                              $171,682.66         1855-001      $    153,223.12
        2488-001    HYDRO-TOUCH INC.                                             $110,973.88         1949-001      $     94,307.11
                    CASH                                                         $  5,602.11






                                                                                 -------------                     ---------------
                                                                    Totals:      $622,185.72                       $    622,185.72

        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                 622,185.72
        b) ADCB OF POOL A AT CLOSING DATE                                                                          $161,410,790.25
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                                  $0.00


Change in any of the above detail during the related Collection Period
                                                                YES     NO  X
                                                                ---     -----


        Pool B - General Contract Substitution Rights                                                                Predecessor
                                                                                 Discounted        Predecessor       Discounted
        Lease #         Lessee Name                                              Present Value     Lease #           Present Value
        -----------------------------------------------------------              -------------     ------------      -------------
                    None









                                                                                 -------------                     ---------------
                                                                    Totals:            $0.00                       $          0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                               $          0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                                          $ 56,843,333.29
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180
        DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY
        PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
       & Servicing Agreement Section 7.02                                                              $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                YES     NO  X
                                                                ---     -----

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 2000


XV.    POOL PERFORMANCE MEASUREMENTS


1.                                  AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                  TOTAL OUTSTANDING CONTRACTS
          This Month                                 5,380,603.24         This Month                            137,051,752.32
          1 Month Prior                              5,918,981.19         1 Month Prior                         140,945,940.55
          2 Months Prior                             3,611,109.98         2 Months Prior                        144,298,107.28

          Total                                     14,910,694.41         Total                                 422,295,800.15

          a) 3 MONTH AVERAGE                         4,970,231.47         b) 3 MONTH AVERAGE                    140,765,266.72

          c) a/b                                            3.53%


2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                         Yes                     No       X
                                                                                             ---------------        --------------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                          Yes                     No       X
                                                                                             ---------------        --------------
          B. An Indenture Event of Default has occurred and is then continuing?          Yes                     No       X
                                                                                             ---------------        --------------

4.        Has a Servicer Event of Default occurred?                                      Yes                     No       X
                                                                                             ---------------        --------------


5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                               Yes                     No       X
                                                                                             ---------------        --------------
          B. Bankruptcy, insolvency, reorganization; default/violation of any
               covenant or obligation not remedied within 90 days?                       Yes                     No       X
                                                                                             ---------------        --------------
          C. As of any Determination date, the sum of all defaulted contracts
               since the Closing date exceeds 6% of the ADCB on the Closing Date?        Yes                     No       X
                                                                                             ---------------        --------------



6.        Aggregate Discounted Contract Balance at Closing Date                                   Balance          $218,254,123.54
                                                                                                                   ---------------


          DELINQUENT LEASE SUMMARY

              Days Past Due             Current Pool Balance            # Leases
              -------------             --------------------            --------
                    31 - 60                     1,723,507.38                  89
                    61 - 90                     1,012,517.74                  24
                   91 - 180                     5,380,603.24                   5



          Approved By:
          Lisa J. Cruikshank
          Vice President